WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 1, 2023

Effective June 30, 2023, the information below replaces similar disclosure in the Summary Prospectus of the William Blair Small-Mid Cap Growth Fund.

Portfolio Managers. Daniel Crowe, James Jones and Nicholas Zimmerman, Partners of the Adviser, co-manage the Fund. Mr. Crowe has co-managed the Fund since 2015. Mr. Jones has co-managed the Fund since 2019. Mr. Zimmerman has co-managed the Fund since 2023.

Mr. Jones has requested to return to his prior research analyst role at the firm. Effective December 31, 2023, he will return to that role and will no longer be a co-portfolio manager of the Fund.

Dated: June 26, 2023

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.